EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S.J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                    /s/ WESLEY W. VON SCHACK
                                                   ----------------------------
                                                        Wesley W. von Schack

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                  /s/ SHERWOOD J. RAFFERTY
                                                 -------------------------------
                                                      Sherwood J. Rafferty

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration~Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he miqht or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.



                                                     /s/ GARY J. TURTON
                                                    ---------------------------
                                                         Gary J. Turton

                                                                   EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of May 1997.


                                                   /s/ RICHARD AURELIO
                                                  -----------------------------
                                                       Richard Aurelio

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                   /s/ JAMES A. CARRIGG
                                                  -----------------------------
                                                       James A. Carrigg

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                   /s/ ALISON P. CASARETT
                                                  ------------------------------
                                                       Alison P. Casarett

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                 /s/ JOSEPH J. CASTIGLIA
                                                -------------------------------
                                                     Joseph J. Castiglia

                                                                   EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                 /s/ LOIS B. DEFLEUR
                                                -------------------------------
                                                     Lois B. DeFleur

                                                                   EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                  /s/ EVERETT A. GILMOUR
                                                 ------------------------------
                                                      Everett A. Gilmour

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                  /s/ PAUL L. GIOIA
                                                  -----------------------------
                                                      Paul L. Gioia

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                    /s/ JOHN M. KEELER
                                                   ----------------------------
                                                        John M. Keeler

                                                                   EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                     /s/ ALLEN E. KINTIGH
                                                    ---------------------------
                                                         Allen E. Kintigh

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                    /s/  BEN E. LYNCH
                                                   ----------------------------
                                                         Ben E. Lynch

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 14th day of March 1997.


                                                  /s/ ALTON G. MARSHALL
                                                 ------------------------------
                                                      Alton G. Marshall

                                                                   EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 3,300,000 shares of Common Stock ($6.66 2/3 Par Value) through the Corporation's 1997 Stock Option Plan, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of May 1997.


                                                   /s/ WALTER G. RICH
                                                  -----------------------------
                                                       Walter G. Rich